COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 3

dated December 19, 2013

to the Statement of Additional Information

dated May 1, 2013, as supplemented June 24, 2013

and November 11, 2013 (collectively, the “SAI”)

Effective as of January 1, 2014, certain changes are being made to the section on the disclosure of portfolio holdings in the SAI. Accordingly, the following hereby replaces in its entirety the first three paragraphs under the section entitled “Disclosure of Portfolio Holdings” beginning on page B-21 of the SAI:

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures reasonably designed to prevent selective disclosure of each Account’s portfolio holdings to third parties, other than disclosures of an Account’s portfolio holdings that are consistent with the best interests of Account participants. Account portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of an Account’s market value. As a general rule, except as described below, the Accounts and TCIM will not disclose each Account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. An Account may disclose its portfolio holdings to all third parties who request it after that period.

With respect to the Money Market Account, in compliance with SEC regulations, the Account posts on its website (www.tiaa-cref.org) the Account’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Account’s website for at least six calendar months.

CREF and TCIM may disclose each Account’s portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest portfolio holdings of any Account may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative detractors to fund performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

•	Account portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the Account’s or TCIM’s Chief Compliance Officer or an attorney employed by TCIM holding the title of Managing Director and General Counsel or above.

•	Account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and TCIM that includes provisions restricting trading on the information provided.

•	Account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Account portfolio holding information to that third party is:

• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above; and

• approved by an individual holding the title of Managing Director and General Counsel or above; and

• reported to the Account’s and TCIM’s Chief Compliance Officer; and

	•	subject to a written confidentiality agreement between the recipient and TCIM under which the third party agrees not to trade on the information provided.

•	As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Accounts invest.

A14238 (12/13)